UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2005

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In an agreement dated December 20, 2005, Shell Chemicals Europe B.V., a company incorporated in the Netherlands ("SCE"), Shell Petrochimie Mediterranee S.A.S., a company incorporated in France , successor by merger to Shell Chimie S.A.("SPM"), Basell Polyolefines France S.A.S., a company incorporated in France ("Basell") and KRATON Polymers France S.A.S.*, a company incorporated in France ("KP France") entered a Deed of Novation (the "Deed").

Under the terms of the Deed, Basell agrees to assume all obligations, liabilities and provisions held by SCE and SPM under the terms of the 1,3 Butadiene Agreement and will continue to supply butadiene to KP France on the same terms as SCE.

KRATON Polymers LLC's (KRATON)German manufacturing site is located on the premises of Basell, a joint venture between Shell Chemicals and BASF GmbH, at Wessling, Germany.

*KP France is a wholly owned subsidiary of KRATON Polymers Holdings B.V., a company organized in The Netherlands ("KP Holdings"). KP Holdings is a wholly owned subsidiary of KRATON.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

December 29, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Polymer Holdings LLC

December 29, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel